Prospectus supplement dated May 14, 2015
to the following prospectus(es):
Nationwide Destination All American Gold 2.0, Nationwide Destination All American Gold NY 2.0, Nationwide Destination B 2.0, Nationwide Destination B NY 2.0, Nationwide Destination EV 2.0, Nationwide Destination EV NY 2.0, Nationwide Destination L 2.0, Nationwide Destination L NY 2.0, Nationwide Destination Navigator 2.0, and Nationwide Destination Navigator NY 2.0 prospectus dated May 1, 2015
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The final bullet in the list of investment options that are permitted when the Nationwide Lifetime Income Capture option is elected in the Income Benefit Investment Options provision of the Optional Contract Benefits, Charges, and Deductions section is deleted and replaced with the following:
•	Static Asset Allocation Models - American Funds Managed Option (33% American Funds NVIT Bond Fund, 33% NVIT Managed American Funds Asset Allocation Fund, 34% NVIT Managed American Funds Growth-Income Fund)